                           ABRAXAS SOFTWARE PTY LTD

                              A.C.N. 008 030 420












                               FINANCIAL REPORT
                              FOR THE YEAR ENDED
                                30TH JUNE 1999

                           ABRAXAS SOFTWARE PTY LTD

                              A.C.N. 008 030 420







                                   CONTENTS




Profit and Loss Statement

Balance Sheet

Notes to and Forming Part of the Financial Statements

Directors' Declaration

Independent Audit Report

Detailed Profit and Loss Statement

                           ABRAXAS SOFTWARE PTY LTD
                              A.C.N. 008 030 420

                   INDEPENDENT AUDIT REPORT TO THE MEMBERS OF
                            ABRAXAS SOFTWARE PTY LTD

SCOPE
We have audited the attached financial report, being a special purpose financial report, of Abraxas Software Pty Ltd for the year ended 30 June 1999 as set out on pages 1 to 10. The company's directors are responsible for the financial report and have determined that the accounting policies used and described in
Note 1 to the financial statements, which form part of the financial report, are appropriate to meet the needs of the members. We have conducted an independent audit of the financial report in order to express an opinion on it to the members of Abraxas Software Pty Ltd. No opinion is expressed as to whether or not the accounting policies used, and described in Note 1, are appropriate to the needs of the members.
The financial report has been prepared for distribution to members for the purpose of providing financial information. We disclaim any assumption of responsibility for any reliance on this audit report or on the financial report to which it relates to any person other than the members, or for any purpose other than that for which it was prepared.
Our audit has been conducted in accordance with Australian Auditing
Standards. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial report and the evaluation of significant accounting estimates. These procedures have been undertaken to form an opinion whether or not, in all material respects, the financial report is presented fairly in accordance with the accounting policies described in Note 1, so as to present a view which is consistent with our understanding of the company's financial position, and performance as represented by the results of its operations. These policies do not require the application of all Accounting Standards and other mandatory professional reporting requirements.
The audit opinion expressed in this report has been formed on the above basis.

QUALIFICATIONS

COMPARATIVES
The financial report for the year ended 30 June 1998 has not been audited. Accordingly we are not in a position to and do not express an opinion on the comparatives for 1998.

GOODWILL
As stated on Note 1 the financial report is a special purpose financial report and the directors have determined that the company is not a reporting entity. Consequently Australian Accounting Standard "AAS 18 Accounting For Goodwill" has not been adopted for the purposes of the preparation of this financial report. It should be noted however that Australian Accounting Standard AAS 18.4 does not permit the recognition as an asset, of internally generated Goodwill.

Whilst the value of the company's Goodwill as stated on Note 1 is in accordance with a directors' valuation made on 29 June 1987, we have been unable to obtain sufficient appropriate audit evidence to substantiate its basis of valuation or identify events or transactions which contribute to the overall goodwill of the entity, or justify the extent to which they generate future economic benefits.

For these reasons we do not consider that the method of accounting used for accounting for Goodwill and the subsequent allotment of shares out of Asset Revaluation Reserve, appropriate.
                                                                       (CONT./-)

                            ABRAXAS SOFTWARE PTY LTD
                              A.C.N. 008 030 420

                   INDEPENDENT AUDIT REPORT TO THE MEMBERS OF
                            ABRAXAS SOFTWARE PTY LTD

QUALIFICATIONS (CONT./-)

INHERENT UNCERTAINTY - GOING CONCERN
The following issues affect the ability of the company to be able to continue as a going concern.

The company made a profit of $80,935 for the current year while the loss for the year ended 30th June 1998 amounted to $66,648. As the company had accumulated losses brought forward of $22,370 at 30th June 1998 the accumulated losses carried forward at 30th June 1999 still amounted to $8,083.

Current assets totalling $129,857.69 were deficient up to $115,398.82 when matched with current liabilities of $245,256.51 (excluding Provision For Long Service Leave of $32,659.52).

Had the principles of Australian Accounting Standard AAS 18 been applied and had Goodwill not been brought to account, the balance sheet would have indicated a net deficiency of $8,983.32.

The company had a cash injection of funds of $76,222 on 27th January 2000.

The directors have considered and deem appropriate that the financial report should be prepared on a going concern basis. This is stated in Note 1(a) which note also defines what the going concern basis means.

Apart from this there is no audit evidence of any other financial support in place which would demonstrate that the company would be able to continue as a going concern.

Should the company be unable to obtain financial support for its operations, there is significant uncertainty whether it will be able to continue as a going concern. If the company is unable to continue as a going concern, it may be required to realise its assets and extinguish its liabilities other than in the normal course of business and at amounts different from those stated in the financial report. The financial report does not disclose this fact and does not include any adjustments relating to the recoverability and classification of recorded asset amounts or to the amounts and re-classification of liabilities that might be necessary should the company not continue as a going concern. In our opinion, knowledge of the significant uncertainty affecting the company's ability to continue as a going concern is necessary for a proper understanding of the financial report.

AUDIT OPINION

In our opinion: -
(a) because of the significance of the matter discussed in our qualification paragraph under the heading "Goodwill" and the effect of such adjustments, if any, as might be determined to be necessary should the company not be able to derive future economic benefits from Goodwill, the financial report does not present fairly in accordance with Australian Accounting Standard AAS 18 the financial position of Abraxas Software Pty. Ltd as at 30th June 1999 and the results of its operations for the year then ended; and

                                                                       (Cont./-)

                            ABRAXAS SOFTWARE PTY LTD
                              A.C.N. 008 030 420

                   INDEPENDENT AUDIT REPORT TO THE MEMBERS OF
                            ABRAXAS SOFTWARE PTY LTD

QUALIFICATIONS (CONT./-)


(b) because of the significance of the effects of such adjustment, if any, as might have been determined to be necessary should the company not be able to continue as a going concern, for the reasons discussed in our qualification paragraph under the heading "Inherent Uncertainty - Going Concern", the financial report of Abraxas Software Pty Ltd does not present fairly, in accordance with the accounting policies described in Note 1 to the financial statements, the financial position of the company as at 30 June 1999 and its performance for the year ended on that date in accordance with the accounting policies described in Note 1.






HLB MANN JUDD STEPHENS                               PHILIP PLUMMER
CHARTERED ACCOUNTANTS                                PARTNER

1 MARCH 2000
ADELAIDE

                          ABRAXAS SOFTWARE PTY LTD
                              CAN 008 030 420

                     TRADING, PROFIT AND LOSS STATEMENT
                     FOR THE YEAR ENDED 30TH JUNE 1999

                                                      --               1998

                                                         $               $
SALES

Sales                                             866,189.86      637,701.00

LESS: COST OF GOODS SOLD
Purchases                                               -           4,950.00
                                               -------------   -------------

                                                        -           4,950.00
                                               -------------   -------------

GROSS PROFIT FROM TRADING                         866,189.86      632,751.00
                                               -------------   -------------


OTHER INCOME

Recoveries                                          7,713.06        9,854.00
Government Subsidies                                    -           4,436.00
Profit on Sale of Non-current Assets                  502.00            -
                                               -------------   -------------

                                                    8,215.06       14,290.00
                                               -------------   -------------

                                               $  874,404.92   $  647,041.00
                                               -------------   -------------


                                                                       (CONT./-)

                          ABRAXAS SOFTWARE PTY LTD
                              ACN 008 030 420

                     TRADING, PROFIT AND LOSS STATEMENT (CONT./-)
                     FOR THE YEAR ENDED 30TH JUNE 1999

                                                        1999            1998

                                                         $               $

EXPENDITURE
Advertising                                         2,236.80        1,354.00
Annual Leave                                       29,843.64       11,566.00
Amortisation                                        2,013.93            -
Bank Charges                                        2,149.87        4,223.00
Cleaning                                            1,250.00        1,500.00
Commission Paid                                         -           2,540.00
Consultancy Fees                                   14,160.00        9,107.00
Conferences & Seminars                              1,700.00            -
Depreciation                                       31,871.00       43,414.00
Donations                                              90.00           75.00
Entertainment Expenses                              2,000.50        1,559.00
Export Outlays                                      4,094.55            -
Filing Fees                                           200.00            -
Fines                                                 369.00        2,603.00
Formation Costs                                       700.00            -
Freight & Cartage                                   1,143.25        1,433.00
General Expenses                                        -              35.00
Hire of Plant & Equipment                           1,498.06            -
Insurance                                           5,092.22        4,740.00
Interest Paid                                      10,256.11        8,860.00
Legal Costs                                             -           1,128.00
Long Service Leave                                 (7,837.13)       7,889.00
Motor Vehicle Expenses                              4,606.07        7,450.00
Postage                                               596.95          823.00
Printing & Stationery                               7,032.66       11,408.00
Professional Fees                                     980.00        3,250.00
Rent                                               30,975.52       30,474.00
Repairs & Maintenance                               5,440.20        4,943.00
Software                                            4,521.12        1,729.00
Staff Amenities                                     1,954.75          923.00
Staff Training & Welfare                              245.00          250.00
Subscriptions                                         210.00          246.00
Superannuation Contributions                       48,020.40       29,026.00
Telephone                                          16,182.45       17,174.00
Travelling Expenses                                22,007.90       18,273.00
Wages & Salaries                                  545,254.66      484,322.00
Workcover                                           2,610.23        1,372.00
                                               -------------   -------------

                                                  793,469.71      713,689.00
                                               -------------   -------------

OPERATING PROFIT BEFORE INCOME TAX             $   80,935.21   $  (66,648.00)
                                               =============   ==============

                          ABRAXAS SOFTWARE PTY LTD
                              ACN 008 030 420

                         PROFIT AND LOSS STATEMENT
                     FOR THE YEAR ENDED 30TH JUNE 1999


                                         NOTE           1999            1998

                                                         $               $

OPERATING PROFIT (LOSS) BEFORE INCOME
TAX                                                80,935.21      (66,648.00)
Income tax expense attributable to
operating profit                                        -               -
                                                  -----------     -----------

OPERATING PROFIT (LOSS) AFTER INCOME TAX           80,935.21      (66,648.00)

Retained profits (Accumulated losses)
at the beginning of the financial year            (89,018.53)     (22,370.00)
                                                  -----------     -----------

TOTAL AVAILABLE FOR APPROPRIATION                  (8,083.32)     (89,018.00)
                                                  -----------     -----------

RETAINED PROFITS(ACCUMULATED LOSSES) AT
THE END OF THE FINANCIAL YEAR                     $(8,083.32)    ($89,018.00)
                                                  ===========    ============


         The accompanying notes form part of these financial statements.

                          ABRAXAS SOFTWARE PTY LTD
                              ACN 008 030 420

                               BALANCE SHEET
                            AS AT 30TH JUNE 1999

                                         NOTE           1999            1998

                                                         $               $
CURRENT ASSETS
Cash                                                    3.15            9.00
Receivables                                2      129,854.54       71,541.00
Other                                      3        2,985.32        1,868.00
                                               -------------   -------------

TOTAL CURRENT ASSETS                              132,843.01       73,418.00
                                               -------------   -------------

NON-CURRENT ASSETS
Receivables                                2       55,901.88       48,526.00
Property, plant and equipment              4      149,623.28      100,087.00
Intangibles                                1,7    500,000.00      500,700.00
                                               -------------   -------------

TOTAL NON-CURRENT ASSETS                          705,525.16      649,313.00
                                               -------------   -------------

TOTAL ASSETS                                      838,368.17      722,731.00
                                               -------------   -------------


CURRENT LIABILITIES
Creditors and borrowings                   5      108,266.11       77,278.00
Provisions                                 6      169,649.92      147,644.00
                                               -------------   -------------

TOTAL CURRENT LIABILITIES                         277,916.03      224,922.00
                                               -------------   -------------


NON-CURRENT LIABILITIES
Creditors and borrowings                   5       69,435.46       87,727.00
                                               -------------   -------------

TOTAL NON-CURRENT LIABILITIES                      69,435.46       87,727.00
                                               -------------   -------------

TOTAL LIABILITIES                                 347,351.49      312,649.00
                                               -------------   -------------

NET ASSETS (LIABILITIES)                       $  491,016.68   $  410,082.00
                                               =============   =============

EQUITY

Issued Capital                             7      500,000.00      500,000.00
Reserves                                             (900.00)       (900.00)
Accumulated losses                                  8,083.32     (89,018.00)
                                               -------------   -------------

TOTAL SHARE CAPITAL AND RESERVES               $  491,016.68   $  410,082.00
                                               =============   =============



         The accompanying notes form part of these financial statements.

                           ABRAXAS SOFTWARE PTY LTD
                               ACN 008 030 420

            NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED 30TH JUNE 1999

 1  STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES

    This financial report is a special purpose financial report prepared for use by directors and members of the company. The directors have determined that the company is not a reporting entity.

    The financial report has been prepared in accordance with the requirements of the following Australian Accounting Standards:

    AAS 8 : Events Occurring after Reporting Date
    AAS 17 : Accounting for Leases
    AAS 1 : Profit and Loss Accounts
    AAS 5 : Materiality

    No other Australian Accounting Standards, Urgent Issues Group Consensus View or other authoritative pronouncements of the Australian Accounting Standards Board have been applied.

    The financial report is prepared on an accruals basis and is based on historic costs and does not take into account changing money values or, except where specifically stated, current valuations of non-current assets.

    The following specific accounting policies, which are consistent with the previous period unless otherwise stated, have been adopted in the preparation of this report:

(a) GOING CONCERN

    The financial report has been prepared on a going concern basis which is the accounting basis whereby in the preparation of the financial report the entity is viewed as a going concern: that is, the entity is expected to:
    I.       be able to pay its debts as and when they fall due; and
    II. continue in operation without any intention or necessity to liquidate or otherwise wind up its operations.

(b) PROPERTY, PLANT AND EQUIPMENT

    Property, plant and equipment are included at cost. All assets are depreciated over their useful lives to the company.

(c) INTANGIBLES

    GOODWILL
    The value of the company's Goodwill is in accordance with a directors' valuation made on 29 June 1987. (Note 7)

    Goodwill is reviewed annually and any balance representing future benefits considered unlikely to be realised are written off.

    No amortization has been provided on the goodwill in the accounts since the amount was brought to account.

                           ABRAXAS SOFTWARE PTY LTD
                               ACN 008 030 420

            NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED 30TH JUNE 1999


(d)      RESEARCH AND DEVELOPMENT EXPENDITURE

    Research and development costs are charged to operating profit before income tax as incurred or deferred where it is expected beyond any reasonable doubt that sufficient future benefits will be derived so as to recover those deferred costs.

    Deferred research and development expenditure is amortised on a straight line basis over the period during which the related benefits are expected to be realised, once commercial production is commenced.

(e)      LEASES

    Leases of fixed assets, where substantially all the risks and benefits incidental to the ownership of the asset, but not the legal ownership, are transferred to the company are classified as finance leases. Finance leases are capitalised recording an asset and a liability equal to the present value of the minimum lease payments, including any guaranteed residual value. Leased assets are amortised over their estimated useful lives. Lease payments are allocated between the reduction of the lease liability and the lease interest expense for the period.

    Lease payments for operating leases, where substantially all the risks and benefits remain with the lessor, are charged as expenses in the periods in which they are incurred.

(f)      EMPLOYEE ENTITLEMENTS

    Provision is made for the liability for employee entitlements arising from services rendered by employees to balance date. Employee entitlements expected to be settled within one year together with entitlements arising from wages and salaries, annual leave and sick leave which will be settled after one year, have been measured at their nominal amount. Other employee entitlements payable later than one year have also been measured at their nominal amounts.

    Contributions are made to an employee superannuation fund and are charged as expenses when incurred.

                           ABRAXAS SOFTWARE PTY LTD
                               ACN 008 030 420

            NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED 30TH JUNE 1999

                                                       1999            1998
                                                         $               $
2   RECEIVABLES

    CURRENT:

    Trade Debtors                             $  129,854.54    $   71,541.00
                                              =============    =============

      NON-CURRENT:

    Directors Loans                            $  55,901.88     $   48,526.00
                                               ============     =============

    TOTAL                                      $ 185,756.42     $      120,067
                                               ============     =============


3   OTHER

    Prepayments                                $   2,985.32     $    1,868.00
                                               ============     =============


4   PROPERTY, PLANT AND EQUIPMENT

    Plant & Equipment - at cost                   162,569.28      125,625.00
    Less: Accumulated Depreciation                100,713.00       81,738.00
                                               -------------   -------------

                                                   61,856.28       43,887.00
                                               -------------   -------------

    Motor Vehicles - at cost                       65,024.00       93,581.00
    Less: Accumulated Depreciation                 33,689.00       43,620.00
                                               -------------   -------------

                                                   31,335.00       49,961.00
                                               -------------   -------------

    Furniture & Fittings - at cost                 11,223.00       11,223.00
    Less: Accumulated Depreciation                  7,455.00        6,567.00
                                               -------------   -------------

                                                    3,768.00        4,656.00
                                               -------------   -------------

    Library - at cost                                   -           1,583.00
                                               -------------   -------------

                                                        -           1,583.00
                                               -------------   -------------

    Software - at cost                              4,434.00            -
    Less: Accumulated Depreciation                    880.00            -
                                               -------------   -------------

                                                    3,554.00            -
                                               -------------   -------------

    Plant and Equipment under Lease                49,500.00            -
    Less: Accumulated Amortisation                    390.00            -
                                               -------------   -------------

                                                   49,110.00            -
                                               -------------   -------------

    TOTAL PROPERTY, PLANT AND EQUIPMENT        $  149,623.28   $  100,087.00
                                               =============   =============


                           ABRAXAS SOFTWARE PTY LTD
                               ACN 008 030 420

            NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED 30TH JUNE 1999

                                                                 1999               1998
                                                                   $                  $

5   CREDITORS AND BORROWINGS

    CURRENT:

    Trade Creditors                                        $   46,201.49      $   43,208.00
    Bank Overdraft                                             13,680.84          34.070.00
    Hire Purchase Liabilities - current portion
                                                               42,773.78           -
    Lease Liabilities - current portion
                                                                5,610.00           -
                                                           -------------      -------------

                                                           $  108,266.11      $   77,278.00
                                                           =============      =============

    NON-CURRENT:

    Hire Purchase Liabilities - non-current portion
                                                               29,464.46          87,727.00
    Lease Liabilities - non-current portion
                                                               39,971.00           -
                                                           -------------      -------------


    TOTAL                                                  $   69,435.46      $   87,727.00
                                                           =============      =============


6   PROVISIONS

    Provision For Holiday Pay                                 136,990.40         107,147.00
    Provision For Long Service Leave                           32,659.52          40,497.00
                                                           -------------      -------------

                                                           $  169,649.92      $  147,644.00
                                                           =============      =============


7   ISSUED CAPITAL
    The Issued capital is made up of 500,000 (1998 500,000) fully paid shares of $1.00 each. Further details are as follows: -

    At a meeting of directors and shareholders on 29th June 1987 it was resolved that the goodwill of the company should be reflected in the financial statements. The Goodwill of the company was measured at $500,000 in accordance with a directors' valuation. It was resolved that this amount be brought to account in the company's books as Goodwill and correspondingly as Asset Revaluation Reserve.

    It was also resolved at the same meeting that the sum of $499,980 being part of the profits arising from the revaluation of the company's Goodwill carried to Assets Revaluation Reserve forming part of the undivided profits of the company and available for dividend be capitalised and be distributed by way of fully paid-up shares amongst holders of the ordinary shares in the capital of the company registered in the register of members on 29th June 1987.

                            ABRAXAS SOFTWARE PTY LTD
                               ACN 008 030 420

            NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED 30TH JUNE 1999

                                                       1999            1998
                                                         $               $


8   YEAR 2000 COMPLIANCE

    The systems critical to Abraxas Software Pty Ltd ongoing operation and preparation of financial information (including application systems, operating systems, hardware and other devices that rely on computer technology) have been reviewed to establish the impact, if any, which Year 2000 date change will have on the accuracy of calculations, processing and reporting. This review extends to systems external to Abraxas Software Pty Ltd, such as those of suppliers and service providers that may expose Abraxas Software Pty Ltd to the risks associated with the Year 2000 systems issue.

    Plans are in place to modify systems, as required, before the impact of Year 2000 date change creates significant errors in accounting records or adversely impacts on business operations or customers services.

    The insurers of Abraxas Software Pty Ltd will not cover any adverse financial effects resulting from the Year 2000 systems issue.

                           ABRAXAS SOFTWARE PTY LTD
                              A.C.N. 008 030 420



                            DIRECTORS' DECLARATION

The directors have determined that the company is not a reporting entity.

The directors have determined that this special purpose financial report should be prepared in accordance with the accounting policies outlined in Note 1 to the financial statements.

The directors of the company declare that:


1. the financial statements and notes, presents fairly the company's financial position as at 30th June 1999 and it's performance for the year ended on that date in accordance with the accounting policies described in Note 1 to the financial statements;

2. in the directors' opinion there are reasonable grounds to believe that the company will be able to pay it's debts as and when they become due and payable.


This declaration is made in accordance with a resolution of the Board of
Directors:





DIRECTOR       .....................................
               FREDERICK THOMAS FIRTH





DIRECTOR       .....................................
               ANGELA BERYL FIRTH




Dated this 1st day of March 2000